HERITAGE INCOME TRUST
     SUPPLEMENT DATED JUNE 25, 1999 TO THE PROSPECTUS DATED FEBRUARY 1, 1999


           REVISED PAYMENTS OF CLASS A PURCHASES OF $1 MILLION OR MORE

      Effective July 1, 1999, the following replaces the second footnote on page 9 of the Prospectus:

     (2) For purchases of $1 million or more, Heritage may pay from its own resources to the Distributor, up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. These shares purchased will then be subject to an 18-month CDSC of 1.00% and Heritage will retain the initial year's Rule 12b-1 fees.

                   ADDITION TO WAIVER OF CLASS A SALES CHARGES

      The section "Waiver of Class A Sales Charge" on page 11 of the Prospectus is supplemented as follows:

      Class A shares also may be sold at net asset value without any sales charge to individual retirement accounts, qualified retirement plans and taxable accounts that execute transactions through a single omnibus account per fund that is maintained by a financial institution or service organization that has entered into an acceptable administrative or similar agreement with the applicable Heritage mutual fund, Heritage or the funds' distributor.